Exhibit 13.01

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Braskem S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2012 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2013	/s/ Carlos José Fadigas de Souza Filho
Name: Carlos José Fadigas de Souza Filho Title: Chief Executive Officer

Dated: April 8, 2013	/s/ Marcela Aparecida Drehmer Andrade
Name: Marcela Aparecida Drehmer Andrade Title: Chief Financial Officer